SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                  April 7, 2005

                          AMERICHIP INTERNATIONAL INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

       Nevada                    000-33127                  98-0339467
       ------                    ---------                  ----------
(State of Incorporation) (Commission File Number ) (IRS Employer
                                                       Identification No.)

                              Plymouth Trade Center
                          9282 General Drive, Suite 100
                             Plymouth, MI 48170-4607
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (734) 207-0338
                                 --------------
                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

      On April 7, 2005, we issued a press release to announce that we have made the final payment to GSI Lumonics for a GSI Lumonics Production Laser, which will facilitate the implementation of our LACC technology once we begin receiving and processing orders to implement our technology. We expect delivery of the main laser unit by the end of the month.

      A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits Furnished.

99.1  Press Release, dated April 7, 2005.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     By: /s/ Marc Walther
                                        --------------------------------
                                     Marc Walther
                                     President and Chief Executive Officer
                                     AMERICHIP INTERNATIONAL INC.


Date: April 12, 2005